UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

VISANT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

357 Main Street
Armonk, New York 10504	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2008, Visant Corporation (“Visant”) completed its previously announced acquisition of Phoenix Color Corp. (“Phoenix”), pursuant to the Agreement and Plan of Merger, dated as of February 11, 2008, by and among Visant, Coyote Holdco Acquisition Company LLC (“Coyote”), Phoenix Color Corp. (“Phoenix”), Louis LaSorsa, as stockholders’ representative, and the stockholders signatory thereto (the “Merger Agreement”).

Pursuant to the Merger Agreement, at the effective time of the merger, Coyote, a wholly owned subsidiary of Visant, merged with and into Phoenix, with Phoenix surviving as a wholly owned subsidiary of Visant. The aggregate consideration being paid is $219,000,000 in cash, subject to certain adjustments. A portion of the purchase price was placed in escrow to satisfy indemnification claims by Visant and its affiliates, if any, following closing.

To fund the cash consideration payable in connection with the merger, Visant is using cash on hand and borrowings under its existing credit facility pursuant to the Credit Agreement, dated as of October 4, 2004, among Visant, as Borrower, Jostens Canada Ltd., as Canadian Borrower, Visant Secondary Holdings Corp., as Guarantor, Credit Suisse First Boston, as Administrative Agent, Credit Suisse First Boston Toronto Branch, as Canadian Administrative Agent, Credit Suisse First Boston, as Sole Lead Arranger and Sole Bookrunner, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Co-Arrangers and Co-Syndication Agents, and certain other lending institutions from time to time parties thereto, as amended.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on February 15, 2008 and incorporated herein by reference. A copy of the press release announcing the completion of the merger is filed with this report as Exhibit 99.1 and incorporated by reference herein.

Item 8.01	Other Events.

On April 1, 2008, Phoenix announced that it completed its previously announced cash tender offer and consent solicitation with respect to its outstanding 13.0% senior subordinated notes due 2009, which were conducted in connection with the merger described in Item 2.01 above. A copy of the press release announcing the completion of the tender offer and consent solicitation is filed with this report as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(d)	Exhibits

99.1	Press release, dated April 1, 2008.

99.2	Press release, dated April 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION

Date: April 1, 2008	/s/ PAUL B. CAROUSSO
Paul B. Carousso Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 1, 2008.

99.2	Press release, dated April 1, 2008.